UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 30, 2003
Date of report (Date of earliest event reported)

GENELABS TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

California
(State or Other Jurisdiction of Incorporation)

0-19222	94-3010150
(Commission File Number)	(IRS Employer Identification No.)

505 Penobscot Drive Redwood City, California	94063
(Address of Principal Executive Offices)	(Zip Code)

(650) 369-9500
(Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

On September 30, 2003, Genelabs Technologies, Inc. commenced a "best-efforts" public offering of up to 15,000,000 shares of its common stock pursuant to an effective shelf registration statement. Pursuant to an agency agreement executed in connection therewith, Genelabs appointed Natexis Bleichroeder Inc. as its agent for the purpose of soliciting and receiving offers for the purchase of all or part of the shares of common stock in the public offering, on a best-efforts basis. Each purchaser in the offering will be required to execute a purchase agreement with Genelabs.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Agency Agreement, dated September 30, 2003, by and between Genelabs Technologies, Inc. and Natexis Bleichroeder Inc.
99.2	Form of Purchase Agreement, to be executed by and between Genelabs Technologies, Inc. and each purchaser.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 1, 2003

GENELABS TECHNOLOGIES, INC.

By:	/s/ James A.D. Smith

Name:	James A. D. Smith
Title:	President

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Agency Agreement, dated September 30, 2003, by and between Genelabs Technologies, Inc. and Natexis Bleichroeder Inc.
99.2	Form of Purchase Agreement, to be executed by and between Genelabs Technologies, Inc. and each purchaser.